                                                                    EXHIBIT 21.1



                           SUBSIDIARIES OF THE COMPANY

Atlantic Auto Funding Corporation
Atlantic Auto Second Funding Corporation
Atlantic Auto Third Funding Corporation
Auto Care Insurance Agency, Inc.
Auto Mall Payroll Services, Inc.
Brett Morgan Chevrolet-Geo, Inc.
Central Ford Center, Inc.
CJNS, LLC
Classic Auto Group, Inc.
Classic Enterprises, LLC
Classic Imports, Inc.
Classic Management Company, Inc.
Classic Motor Sales, LLC
Classic Nissan of Turnersville, LLC
Classic Turnersville, Inc.
Covington Pike Dodge, Inc.
D. Young Chevrolet, LLC
Dan Young Chevrolet, Inc.
Dan Young Motors, LLC
DiFeo Partnership, Inc.
DiFeo Partnership, Inc. on behalf of
         County Auto Group Partnership
         Danbury Auto Partnership
         DiFeo Chrysler Plymouth Jeep Eagle Partnership
         DiFeo Hyundai Partnership
         DiFeo Leasing Partnership
         DiFeo Nissan Partnership
         DiFeo Tenafly Partnership
         Hudson Motor Partnership
         OCT Partnership
         Somerset Motors Partnership
Europa Auto Imports, Inc.
Florida Chrysler Plymouth, Inc.
Gene Reed Chevrolet, Inc.
GMG Motors, Inc.
Goodson North, LLC
Goodson Pontiac GMC, LLC
Goodson Spring Branch, LLC
H.B.L. Holdings, Inc.
HBL, LLC
HT Automotive, Ltd.
HVP Motor Corporation
H.V.P.H. Motor Corporation
JS Imports, Inc.

KMPB, LLC
KMT/UAG, Inc.
Landers Auto Sales, Inc.
Landers Buick-Pontiac, Inc.
Landers Ford, Inc.
Landers Nissan, LLC
Landers United Auto Group No.2, Inc.
Landers United Auto Group No.6, Inc.
Landers Ford North, Inc.
Lantzsch-Andreas Enterprises, Inc.
Late Acquisition I, LLC
Late Acquisition II, LLC
LMNS, LLC
LRP, Ltd.
Michael Chevrolet-Oldsmobile, Inc.
Motorcars Acquisition, LLC
Motorcars Acquisition II, LLC
Motorcars Acquisition III, LLC
Motorcars Acquisition IV, LLC
National City Ford, Inc.
Nissan of North Olmsted, LLC
Northlake Auto Finish, Inc.
Palm Auto Plaza, Inc.
Peachtree Nissan, Inc.
Pioneer Ford Sales, Inc.
Pioneer Ford West, LLC
PMRC, LLC
Reed-Lallier Chevrolet, Inc.
Relentless Pursuit Enterprises, inc.
S.H.V.P. Motor Corp.
SA Automotive, Ltd.
SAU Automotive, Ltd.
Scottsdale Ferrari, LLC
Scottsdale Jaguar, Ltd.
Scottsdale Management Group, Ltd.
SK Motors, Ltd.
SL Automotive, Ltd.
Somerset Motors, Inc.
SPA Automotive, Ltd.
Sun Motors, Ltd.
The New Graceland Dodge, Inc.
TriCity Leasing, Inc.
UAG Atlanta IV, Motors, Inc.
UAG Central Florida Motors, LLC
UAG Carolina, Inc.
UAG Cerritos, LLC

UAG Citrus Motors, LLC
UAG CHCC, Inc.
UAG Chevrolet, Inc.
UAG Classic, Inc.
UAG Connecticut, LLC
UAG Connecticut I, LLC
UAG Duluth, Inc.
UAG East, Inc.
UAG Fairfield CA, LLC
UAG Fairfield CP, LLC
UAG Fairfield CM, LLC
UAG Fayetteville I, LLC
UAG Fayetteville II, LLC
UAG Fayetteville III, LLC
UAG Finance Company, Inc.
UAG GD, Ltd.
UAG GN, Ltd.
UAG of Goldsboro, Inc.
UAG GP, Ltd.
UAG Graceland II, Inc.
UAG GW, Ltd.
UAG Houston Acquisition, Ltd.
UAG Hudson, Inc.
UAG Indianapolis, LLC
UAG International Holdings, Inc.
UAG Kissimmee Motors, Inc.
UAG Lake Norman, LLC
UAG Landers Springdale, LLC
UAG Memphis II, Inc.
UAG Memphis IV, Inc.
UAG Memphis V, Inc.
UAG Mentor Acquisition, LLC
UAG Michigan Cadillac, LLC
UAG Michigan H1, LLC
UAG Michigan Holdings, Inc.
UAG Michigan Pontiac-GMC, LLC
UAG Michigan T1, LLC
UAG Michigan TMV, LLC
UAG Nanuet I, LLC
UAG Nanuet II, LLC
UAG Northeast, Inc.
UAG Northeast Body Shop, Inc.
UAG Oldsmobile of Indiana, LLC
UAG Phoenix VC, LLC
UAG Realty, LLC
UAG Southeast, Inc.

UAG Spring, LLC
UAG Tennessee, Inc.
UAG Tulsa Holdings, LLC
UAG Tulsa VC, LLC
UAG Texas II, Inc.
UAG Texas, Inc.
UAG Texas, Inc. on behalf of
         Shannon Automotive, Ltd.
UAG Turnersville Realty, LLC
UAG VK, LLC
UAG West, Inc.
UAG West Bay AM, LLC
UAG West Bay IA, LLC
UAG West Bay IAU, LLC
UAG West Bay IB, LLC
UAG West Bay II, LLC
UAG West Bay IL, LLC
UAG West Bay IM, LLC
UAG West Bay IP, LLC
UAG West Bay IV, LLC
UAG West Bay IW, LLC
UAG Young II, Inc.
UAG Young Automotive Group, LLC
UAG-Caribbean, Inc.
United Auto Dodge of Shreveport, Inc.
United AutoCare Products, Inc.
United AutoCare, Inc.
United Nissan, Inc. (NV)
United Nissan, Inc. (TN)
United Nissan, Inc. (GA)
United Auto Fourth Funding, Inc.
United Auto Fifth Funding, Inc.
UnitedAuto Finance, Inc.
United Auto Licensing, LLC
United Ranch Automotive, LLC
VPH Motor Corporation
West Palm Auto Mall, Inc.
West Palm Nissan, Inc.
Westbury Superstore, Ltd.
WTA Motors, Ltd.
Young Automotive Holdings, LLC
Young Management Group, Inc.